                                                                    EXHIBIT 10.2

                                    WARRANT

         THE TRANSFER, SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF DECEMBER 15, 1999 BY AND BETWEEN LPA HOLDING CORP., A DELAWARE CORPORATION ("ISSUER") AND LPA INVESTMENT LLC, A DELAWARE LIMITED LIABILITY COMPANY AND THE STOCKHOLDERS' AGREEMENT DATED AS OF MAY 11, 1998, AMONG THE ISSUER, THE HOLDER, AND THE OTHER SIGNATORIES THERETO, AS SUCH AGREEMENTS MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF EACH SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH AGREEMENTS.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, SUCH SECURITIES MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

No. of Shares of                                                 Warrant No. W-2
Class A Common Stock:  22,051
                                                               December 15, 1999



                                    WARRANT

                      TO PURCHASE CLASS A COMMON STOCK OF

                               LPA HOLDING CORP.

         THIS IS TO CERTIFY THAT LPA Investment LLC, or its registered assigns, is entitled to purchase in whole or in part from time to time from LPA Holding Corp., a Delaware corporation (the "Issuer"), at any time on and after the Effective Date (as hereinafter defined), but not later than 5:00 p.m., New York time, on May 11, 2008 (the "Expiration Date"), 22,051 shares of Class A Common Stock (as hereinafter defined) at a purchase price of $0.01 per share (the "Exercise Price"), subject to the terms and conditions provided herein and in the Purchase Agreement (as hereinafter defined). The number of shares of Class A Common Stock for which this Warrant shall be exercisable and the Exercise Price are subject to adjustment from time to time as provided herein.

         This Warrant is issued pursuant to the Securities Purchase Agreement dated as of December 15, 1999 (as modified and supplemented and in effect from time to time, the "Purchase Agreement") between the Issuer and LPA Investment LLC.

     Certain Definitions.

          Each capitalized term used herein without definition shall have the meaning assigned thereto (or incorporated by reference) in the Purchase Agreement and in the Exhibits thereto.

          As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Warrant in the singular to have the same meanings when used in the plural and vice versa):

         "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is under common control with, or is owned or controlled by, such specified Person. For purposes of this definition,

               "control" means, with respect to any specified Person, the power to direct the management or policies of the specified Person through the ownership of voting securities, by contract, voting agreement or otherwise, and the terms "controlling", "control with" and "controlled by", etc. shall have meanings correlative to the foregoing.

         "Appraisal Procedure", if applicable, shall mean the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Current Market Price" or the fair market value, as to any other property (in either case, the "valuation amount"). The valuation amount shall be determined in good faith jointly by the Board and the Majority Holders; provided, however, that if such parties are not able to agree on the valuation amount within a reasonable period of time (not to exceed twenty (20) days) the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board and the Majority Holders. If the Board and the Majority Holders are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board and the Majority Holders, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board and no more than three may be named by the Majority Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board and the Majority

Holders shall submit to the investment banking firm their respective determinations of the valuation amount, and any supporting arguments and other data as they may desire, within ten (10) days of the appointment of the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Issuer and the Majority Holders and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment banking firm shall be final and binding upon the parties. The party that submits the valuation amount that is not used by the investment banking firm to calculate the final valuation amount shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Issuer shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Issuer in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates.

         "Board" shall mean the Board of Directors of the Issuer.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks are authorized or required to close in New York City, New York or Kansas City, Kansas.

         "Class A Common Stock" shall mean the Issuer's Class A Common Stock, $.01 par value per share.

         "Class B Common Stock" shall mean the Issuer's Class A Common Stock, $.01 par value per share.

       "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock.

         "Current Market Price" shall mean, as to any security, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case
(i) averaged over a period of 21 days consisting of the day immediately preceding the day as of which "Current Market Price" is being determined and the 20 consecutive Business Days prior to such immediately preceding day and (ii) excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Current Market Price" of such security shall be the fair market value thereof as determined in accordance with the

Appraisal Procedure, using an appropriate valuation method, assuming an arms-length sale to an independent party. In determining the fair market value of any class or series of Common Stock, a sale of all of the issued and outstanding Common Stock of the Issuer will be assumed, without giving regard to the lack of liquidity of such stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants (including the Warrants) then outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided, however that such assumption will not include those securities, rights and warrants convertible into Common Stock where the conversion, exchange or exercise price per share is greater than the fair market value; provided, further, however, that fair market value shall be determined with regard to the relative priority of each class or series of Common Stock (if more than one class or series exists.)

         "Effective Date" shall mean the date set forth on the first page of this Warrant.

         "Exercise Notice" shall have the meaning assigned to such term in
Section 2(a)(i) hereof.

         "Exercise Price" shall have the meaning assigned to such term in the first paragraph of this Warrant.

         "Expiration Date" shall have the meaning assigned to such term in the first paragraph of this Warrant.

         "Holder" shall mean the registered holder of this Warrant.

         "include" and "including" shall be construed as if followed by the phrase ", without being limited to,".

         "Issuer" shall have the meaning assigned to such term in the first paragraph of this Warrant.

         "Majority Holders" shall mean those Warrant Holders holding Warrants representing the right to purchase a majority of the Warrant Stock issuable upon exercise of all Warrants then issued and outstanding and held by all Warrant Holders; provided, further, that for purposes of determining the Put Price and for purposes of the Appraisal Procedure referred to in Section 6, "Majority Holders" shall mean those Warrant Holders holding (or having the right to receive) Warrant Stock representing a majority of the total amount of Warrant Stock.

         "NASDAQ System" shall mean the National Association of Securities Dealers Automated Quotation System.

         "Person" shall be construed broadly and shall include any natural person, company, partnership, joint venture, corporation, limited liability company, business trust, unincorporated organization or Governmental Authority.

         "Purchase Agreement" shall have the meaning assigned to such term in the second paragraph of this Warrant.

         "Put Price" shall mean the aggregate of the Current Market Prices for the shares of Class A Common Stock and other securities included in Warrant Stock; provided, however, that if at the time of determination of the Put Price, Warrant Stock shall consist in any part of property other than Class A Common Stock and other securities, the Put Price shall include a cash amount per share of Warrant Stock equal to that portion of the fair market value (determined in accordance with the Appraisal Procedure) of such property allocable to each share of Warrant Stock.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Senior Indebtedness" shall mean any (i) Indebtedness pursuant to the Credit Agreement or any related documents governing, evidencing or securing the same, (ii) Indebtedness pursuant to the Senior Notes and any related documents governing, evidencing or securing the same, (iii) any other Indebtedness of the Corporation or its Subsidiaries which is not expressly subordinated to the Warrant, if the original principal amount exceeded $5 million and (iv) all refinancings or modifications of the Indebtedness described in clauses (i) through (iii) above; provided, however, that neither the Corporation nor its Subsidiaries shall incur any Indebtedness that contains restrictions on the payment of the Put Price that are more restrictive than the Indebtedness existing on the date hereof.

         "Stockholders Agreement" shall mean the Stockholders Agreement dated as of May 11, 1998 among the Issuer, the Holder and the other signatories thereto, as modified and supplemented and in effect from time to time.

         "Warrant" shall mean this Warrant originally issued by the Issuer pursuant to the Purchase Agreement and all warrants issued upon transfer, division, or combination of, or in substitution for, this Warrant. All Warrants shall be substantially in the form of Exhibit A attached to the Purchase Agreement except that the Warrants need not bear the legends appearing on the first page of this Warrant from and after such time as the restrictions set forth therein no longer apply.

         "Warrant Holder" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of the Purchase Agreement or any Warrant, including any transferees of Warrants or Warrant Stock.

         "Warrant Stock" shall mean (a) all shares of Class A Common Stock issued or issuable from time to time upon exercise of this Warrant, (b) all other securities or other property issued or issuable upon any such exercise and
(c) any securities distributed with respect to the securities referred to in the preceding clauses (a) and (b): provided, however, that the term "Warrant Stock" shall not include shares of Class A Common Stock or other securities following the time such shares or other securities have been sold in a public offering registered under the Securities Act or sold under Rule 144 promulgated thereunder. As used in this Warrant, the phrase "Warrant Stock then held" shall mean Warrant Stock held at the time of determination by the Holder, and shall include Warrant Stock issuable upon exercise of any Warrants held at the time of determination by such Holder.

         Exercise of Warrant.

               On and after the Effective Date and until 5:00 p.m., New York City time, on the Expiration Date, the Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer, at its office maintained for such purpose pursuant to Section 6(a) hereof, a written notice of the Holder's election to exercise
               this Warrant, which notice shall be substantially in the form of Annex A attached hereto and shall be properly completed (the "Exercise Notice"),

                       payment of the Exercise Price (payable as set forth in
               Section 2(b) below) for the Warrant Stock as to which this Warrant is being exercised, and this Warrant. Except to the extent necessary to cause the
               number of shares of Class A Common Stock deliverable as provided in Section 2(b) to be a whole number of shares, this Warrant shall be exercisable in part only for a whole number of shares.

               At the option of the Holder, the Exercise Price shall be payable in cash or by certified or official bank check payable to
               the order of the Issuer; or

                       by delivery of this Warrant to the Issuer for
               cancellation in accordance with the further provisions of this
               Section 2(b). In exchange for the portion of this Warrant that is being exercised at such time, the Holder shall receive the number of shares of Class A Common Stock determined by multiplying (A) the number of shares of Class A Common Stock for which this Warrant is being exercised at such time by (B) a fraction, (1) the numerator of which shall be the difference between (x) Current Market Price per share of Class A Common Stock at such time and (y) the Exercise Price per share of Class A Common Stock, and (2) the denominator of which shall be the Current Market Price per share of Class A Common Stock at such time. The Issuer shall issue a new Warrant for the portion, if any, of this Warrant not being exercised as provided in Section 2(f).

               Subject to the provisions of Section 2(d), upon receipt of an Exercise Notice, the aggregate Exercise Price payable and this Warrant, the Issuer shall, as promptly as practicable and in any event within five (5) Business Days thereafter, issue one or more stock certificates representing the aggregate number of shares of Class A Common Stock to which the Holder is entitled and transfer to the Holder of this Warrant appropriate evidence of ownership of other securities or property (including any cash) to which the Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by the Holder, and shall deliver such stock certificates, evidence of ownership and any other securities or property (including any cash) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share (or fractional interest in any other security), as hereinafter provided. The Issuer shall pay all expenses in connection with, and any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of, the issue or delivery of the Warrant Stock upon exercise of this Warrant. However, the Issuer shall not be required to pay any tax or other charge imposed in connection with any assignment or transfer involved in the issue of any certificate or other evidence of ownership of Warrant Stock.

               The Holder's election to exercise this Warrant may, in the sole discretion of the Holder, be conditioned upon, and in such event, the exercise shall be subject in all respects to, the consummation of a sale of the Issuer, the public offering of any class of the Issuer's Common Stock registered under the Securities Act or other similar transaction involving the Issuer, as specified in the Exercise Notice. If any exercise of this Warrant is so conditioned, then, subject to delivery of the items required by Section 2(c), the Issuer shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as the Holder shall direct as required in connection with the consummation of the transaction upon which the exercise is conditioned. At any time that the Holder shall give notice to the Issuer that such transaction has been abandoned or the Holder has withdrawn from participation in such transaction, the Issuer shall return the items delivered pursuant to Section 2(c) and the Holder's election to exercise this Warrant shall be deemed rescinded.

               The stock certificate or certificates or other evidence of ownership of Warrant Stock to be delivered pursuant to Section 2(c) hereof shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall, to the extent permitted by law, be deemed to have become a holder of record of the Warrant Stock represented thereby, including having the right to vote any voting securities included therein or to consent or to receive notice as a shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid, (subject, in the case of any exercise to which Section 2(d) applies, to the consummation of the transaction upon which such exercise is conditioned) notwithstanding that the transfer books of the Company shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to the Holder.

               If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of the certificate or certificates or other evidence of ownership of Warrant Stock, execute and deliver to the Holder, without charge, a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, except for any legend hereon to the extent no longer required pursuant to the Purchase Agreement or the Stockholders Agreement.

               The Issuer shall not be required to issue any fractional share of Class A Common Stock (or fractional interest in any other security) upon exercise of this Warrant.

         As to any fraction of a share (or fractional interest in any other security) that the Holder would otherwise be entitled to receive upon such exercise, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Class A Common Stock (and/or other security) on the date of exercise; provided, however, that in the event that the Issuer undertakes a reduction in the number of shares of Class A Common Stock or other securities outstanding, it shall be required to issue fractional shares or fractional interests in such other securities to the Holder if the Holder exercises all (but not part) of this Warrant, unless the Holder shall have consented in writing to such reduction and provided the Issuer with a written waiver of its right to receive fractional shares or interests in accordance with this paragraph. If the Holder shall exercise more than one Warrant in the same transaction, any payment in respect of fractional shares (or other fractional interests) shall be based on the final fraction resulting from aggregating all such exercises.

               The Issuer hereby agrees at all times to keep reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares (or treasury shares) of Class A Common Stock or other securities of the Issuer from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares and other securities shall be duly authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except to the extent of any applicable provisions set forth in the Purchase Agreement or Stockholders' Agreement) and free and clear of all preemptive or similar rights.

               If the issuance of any shares of Class A Common Stock or other securities required to be reserved for purposes of the exercise of this Warrant requires the registration with, or approval of, any governmental authority or requires listing on any national securities exchange or national market system before such shares or other securities may be so issued, the Issuer shall at its expense use its best efforts to cause such shares to be duly registered, approved or listed, as the case may be, so that such shares or other securities may be issued in accordance with the terms hereof; provided, however, that this provision shall not obligate the Issuer to register such shares or other securities under the Securities Act or qualify them under state securities or blue sky laws.

         Transfer, Division and Combination.

               This Warrant and all rights hereunder are assignable and transferable (subject to any restrictive legends hereon), at any time in whole or in part, without the consent of the Issuer, to any Person or Persons, upon surrender of this Warrant to the Issuer, together with a written assignment of this Warrant substantially in the form of Annex B attached hereto, duly executed by the Holder hereof or such Holder's agent or attorney. Upon such surrender, the Issuer shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees (and, if the Holder's entire interest is not being assigned, in the name of the Holder), and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

               This Warrant may be exchanged for, or combined with, other Warrants upon presentation of this Warrant and any other Warrants with which this Warrant is to be combined to the Issuer, together with a written notice specifying the denominations in which a new Warrant or Warrants are to be issued, signed by the Holder. The Issuer shall execute and deliver a new Warrant or Warrants to the Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

               The Issuer shall maintain books for the registration and transfer of the Warrants, and shall allow each Warrant Holder to inspect such books at such reasonable times as such holder shall request.

         Adjustments.

               Dividends and Distributions. If at any time the Issuer shall pay any dividend or make any other distribution to holders of its Class A Common Stock of any cash, evidence of indebtedness or other property (including any rights or warrants to purchase any securities of the Issuer) of any nature whatsoever (other than as contemplated by subsections (b), (c)(i)(A) and (d)(i)(A) of this Section 4), the Issuer shall at the same time pay or distribute to the Holder (whether or not the Holder exercises this Warrant) the cash, evidence of indebtedness or other property the Holder would have been entitled to receive if such Holder had exercised this Warrant immediately prior to the record date for such dividend or distribution.

               Subdivisions and Combinations.  If at any time the Issuer shall take a record of the holders of its Common Stock for the
               purpose of entitling them to receive a dividend or other distribution of Common Stock;

                    subdivide, split or reclassify its outstanding shares of
               Common Stock into a larger number of shares of Common Stock; or

                    combine its outstanding shares of Common Stock into a
               smaller number of shares of Common Stock;

then immediately after the occurrence of any such event (A) the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be adjusted so as to equal the number of shares of Class A Common Stock the Holder would have held immediately after the occurrence of such event (in the case of an event referred to in clause (i), after giving effect to such dividend or distribution) if the Holder had exercised this Warrant immediately prior to the occurrence of such event and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately after the adjustment in clause (A).

               Issuance of Common Stock. If at any time the Issuer shall (A) take a record of the holders of any class or series of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of any class or series of Common Stock or (B) otherwise sell or issue any shares of any class or series of Common Stock and the consideration per share of Common Stock of such class or series paid or to be paid upon such subscription, purchase, sale or issuance is less than the Current Market Price per share of Common Stock of such class or series immediately before such record date or immediately before the date of such sale or issuance, as the case may be, then the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be adjusted to be that number determined by multiplying (x) the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to such record date or sale or issuance date, as the case may be, by (y) a fraction (not to be less than one) (i) the numerator of which shall be equal to the sum, for all classes and series of Common Stock, of the products of
         (A) the number of shares of Common Stock of each such class or series outstanding (determined on a fully-diluted basis) after giving effect to such subscription, purchase, sale or issuance (and assuming all such subscription or purchase offers are exercised) and (B) the Current Market Price per share of Common Stock of each such class or series determined immediately before such record date or sale or issuance date, as the case may be, and (ii) the denominator of which shall be equal to the sum of (A) the sum, for all classes and series of Common Stock, of the products of (1) the number of shares of Common Stock of each such class or series outstanding (determined on a fully-diluted basis) immediately before such record date or sale or issuance date, as the case may be, and (2) the Current Market Price per share of Common Stock of each such class or series determined immediately before such record date or sale or issuance date, as the case may be, and (B) the aggregate consideration received or to be received by the Issuer for the total number of shares of Common Stock of each such class or series to be subscribed for or purchased, sold or issued. Simultaneously with the adjustment in the preceding sentence, the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in the preceding sentence and (2) the denominator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately after the adjustment in the preceding sentence.

         Issuance of Convertible Securities or Options. If at any time (i) the Issuer shall (A) take a record of the holders of any class or series of its Common Stock for the purpose of entitling them to subscribe for or purchase options to purchase or rights to subscribe for shares of any class or series of Common Stock, securities directly or indirectly convertible into or exchangeable for shares of any class or series of Common Stock ("Convertible Securities") or options or rights with respect to Convertible Securities (options or rights with respect to Common Stock or Convertible Securities being referred to as "Options") or (B) otherwise issue or sell any Options or Convertible Securities and (ii) the consideration per share paid or to be paid for the Common Stock of such class or series deliverable upon exercise of such Options and/or conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the subscription, purchase, sale or issuance of such Options or Convertible Securities plus any amount payable to the Issuer upon such exercise and/or conversion or exchange, by (y) the total maximum number of shares of Common Stock of such class or series necessary to effect the exercise and/or conversion or exchange of all such Options or Convertible Securities) shall be less than the Current Market Price per share of Common Stock of such class or series on such record date or sale or issuance date, as the case may be, then the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be adjusted to be that number determined by multiplying the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to such date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the sum, for all classes and series of Common Stock, of the products of (A) the total maximum number of shares of Common Stock of each such class or series outstanding (determined on a fully diluted basis) after giving effect to the assumed exercise and/or conversion of all such Options or Convertible Securities and (B) the Current Market Price per share of Common Stock of each such class or series determined immediately before such record date or sale or issuance date, as the case may be, and (ii) the denominator of which shall be equal to the sum of (A) sum, for all classes and series of Common Stock, of the products of (1) the number of shares of Common Stock of each such class or series outstanding (determined on a fully-diluted basis) immediately before such record date or sale or issuance date, as the case may be, and (2) the Current Market Price per share of the Common Stock of each such class or series determined immediately before such record date or sale or issuance date, as the case may be, and (B) the aggregate consideration for which Common Stock of each such class or series is deliverable upon exercise and/or conversion or exchange for such Options or Convertible Securities. Simultaneously with the adjustment in the preceding sentence, the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in the preceding sentence and (2) the denominator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately after the adjustment in the preceding sentence.

               Issuance of Other Securities, Rights or Options.  If at any time the Issuer issues or sells any of its securities ("Other Securities") other than any class or series of Common Stock, Convertible Securities or Options and

               the consideration per share (or other similar unit) of such Other Securities paid upon such sale or issuance is less than the Current Market Price of such share (or other similar unit) of such Other Securities on the date of such sale or issuance, then the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall be adjusted to be that number determined by multiplying the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to such sale or issuance date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the sum of the products of (A) the number of shares of Common Stock of each such class or series outstanding (determined on a fully-diluted basis) immediately prior to such date and (B) the Current Market Price per share of each such class or series of Common Stock determined immediately before such date and (ii) the denominator of which shall be an amount equal to (A) the product referred to in the immediately preceding clause (i) above minus (B) the amount by which (1) the aggregate Current Market Price of the total number of such Other Securities sold or issued exceeds (2) the aggregate consideration received by the Issuer for the total number of such Other Securities sold or issued. Simultaneously with the adjustment in the preceding sentence, the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction (1) the numerator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to the adjustment in the preceding sentence and (2) the denominator of which is the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately after the adjustment in the preceding sentence.

            Superseding Adjustment. If, at any time after any adjustment in the number of shares of Class A Common Stock issuable upon exercise of this Warrant shall have been made on the basis of the issuance of any Options or Convertible Securities:

               any such Options shall expire prior to exercise or the right to convert or exchange any such Convertible Securities shall terminate prior to conversion or exchange; or

               the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such Options or Convertible Securities shall be increased or decreased;

then such previous adjustment shall be rescinded and annulled (without affecting any other adjustments resulting from any other events). Thereupon, a recomputation shall be made of the adjustment in the number of shares of Class A Common Stock issuable upon exercise of this Warrant on the basis of treating the number of shares of Common Stock, if any,
               theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Options or Convertible Securities as having been issued on the date or dates of such exercise and/or conversion or exchange and for the consideration actually received and receivable therefor, and treating any such Options or Convertible Securities that
               then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise and/or conversion or exchange of such Options or Convertible Securities, which new adjustment shall supersede the previous adjustment so rescinded and annulled. For purposes of the computation of such new adjustment, the Current Market Price shall be deemed to be the Current Market Price used in computing the previous adjustment.

            Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Class A Common Stock issuable upon exercise of this
     Warrant:

               The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer shall be deemed to be an issuance thereof for purposes of this Section.

               In computing adjustments under this Section, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

               If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the payment of such dividend or distribution or the granting of such subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               Aggregate consideration for purposes of Sections 4(c), 4(d) and 4(e) shall be determined as follows: In case any Common Stock, Options, Convertible Securities or Other Securities shall be issued or sold, or be exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any such Common Stock, Options, Convertible Securities or Other Securities shall be issued or sold, or be exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor shall be deemed to be the fair market value of such consideration (as determined in accordance with the Appraisal Procedure), after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any such Common Stock, Options, Convertible Securities or Other Securities shall be issued or sold, or be exercisable, convertible or exchangeable in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair market value (as determined in accordance with the Appraisal Procedure) of such portion of the assets of such merged corporation as the Board shall reasonably determine (such determination to be reasonably acceptable to the Majority Holders) in good faith to be attributable to such options, rights or securities.

            Merger, Consolidation or Disposition of Assets. If the Issuer shall merge, consolidate or effect a share exchange with another entity, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another entity and pursuant to the terms of such merger, consolidation, share exchange or disposition of assets, cash, shares of Common Stock or other securities of the successor or acquiring entity, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then the Holder shall be entitled to receive in respect of the Warrant Stock issuable upon exercise of this Warrant, the amount of cash, shares of Common Stock, other securities or other property that it would have been entitled to receive if such Holder had exercised this Warrant in full immediately prior to the occurrence of such merger, consolidation, share exchange or disposition of assets. In the case of any such merger, consolidation, share exchange or disposition of assets, the successor or acquiring entity (and any Affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board and reasonably acceptable to the Majority Holders) in order to provide for adjustments of the Warrant Stock issuable upon exercise of this Warrant that shall be as nearly equivalent as practicable to the adjustments provided for in this
     Section 4. The foregoing provisions shall similarly apply to successive mergers, consolidations, share exchanges and dispositions of assets.

            Capital Reorganization or Capital Reclassification. If the Issuer shall effect any capital reorganization or any reclassification of its capital stock (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), then in each case the Issuer shall cause effective provision to be made so that this Warrant shall be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the Warrant Stock deliverable upon exercise of this Warrant would have been entitled upon such reorganization or reclassification and any such provision shall include adjustments in respect of such stock, securities or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 with respect to this Warrant.

            Other Action Affecting Common Stock. If at any time or from time to time the Issuer shall take any action affecting its Common Stock, other than any action described in this Section 4, then, unless such action will not have an adverse effect upon the Holder's rights, the number of shares of Warrant Stock issuable upon exercise of this Warrant and exercise price therefore shall be adjusted in such manner and at such time as the Board shall in good faith determine (such determination to be reasonably acceptable to the Majority Holders) to be equitable in the circumstances, but no such adjustment shall decrease the number of shares of Warrant Stock issuable upon exercise of this Warrant or increase the exercise price therefore.

            Notice of Adjustments. Whenever the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by a firm of independent accountants of recognized national standing selected by the Issuer setting forth, in reasonable detail, the event requiring the adjustment, the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock issuable upon exercise of this Warrant after giving effect to such adjustment. The Issuer shall promptly cause a signed copy of such certificate to be delivered to the Holder. The Issuer shall keep at its office maintained for purposes of
     Section 6(a) hereof copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the registered Holder hereof.

            Notice of Certain Corporate Action.  If the Issuer shall propose to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock;

               to offer to the holders of its Common Stock rights to subscribe for or to purchase any additional shares of Common Stock or any Options or Convertible Securities;

               to effect any reorganization or reclassification of its Common Stock;

               to otherwise issue any Common Stock, Options, Convertible Securities or Other Securities;

               to effect any other capital reorganization;

               to effect any consolidation, merger or share exchange or any sale, transfer or other disposition of all or substantially all of its assets; or

               to effect the liquidation, dissolution or winding up of the Issuer,

     then, in each such case, the Issuer shall give to the Holder a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights offer, or the date on which such reclassification, issuance, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, and the number of shares of Warrant Stock that are issuable upon exercise of this Warrant after giving effect to any adjustment that will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings, actions or events described in clauses (i) through (vii) hereof.

            No Impairment. The Issuer will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

            Miscellaneous. The computations of all amounts under this Section 4 shall be made assuming all other anti-dilution or similar adjustments to be made to the terms of all other securities resulting from the transaction causing an adjustment pursuant to this Section 4 have previously been made so as to maintain the relative economic interest of this Warrant vis a vis all other securities issued by the Issuer.

            Par Value. The Issuer shall take or cause to be taken such steps as shall be necessary to ensure that the par value per share of Class A Common Stock is at all times less than or equal to the Exercise Price.

            Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 10% of the Exercise Price in effect at the time of such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 10% of such Exercise Price.

            Excluded Transactions. Notwithstanding anything to the contrary in this Warrant, no adjustment or notification will be required pursuant to this Section 4 in connection with (i) any issuance of any securities to management pursuant to a Management Employee Stock Option Plan (as such term is defined in the Stockholders Agreement), including issuances of Options or Common Stock, or the exercise thereof, (ii) the issuance of Common Stock, pursuant to the Rollover Options (as such term is defined in the Agreement and Plan of Merger), or (iii) any issuance of Options, or warrants to financing sources as "equity kickers".

     Put Rights.

            At any time on or after May 11, 2005, the Majority Holders shall notify the Issuer in writing (the "Put Notice") of their desire to cause the Issuer to repurchase all or any part of the Warrant Stock then held by such Majority Holders, then the Majority Holders shall have the right to require the Issuer to repurchase shares of Warrant Stock then held by such Holders (the "Put") at a price per share equal to the Put Price (less, in the case of the repurchase of this Warrant, the Exercise Price for each share of Warrant Stock issuable pursuant to such Warrant). Upon delivery of the Put Notice, the Issuer shall give notice to all Warrant Holders, and the Holder shall have the right to participate in such Put by so notifying the Issuer (a "Participation Notice") within twenty (20) days (the "Participation Period") after receipt of such notice.

            The Majority Holders may withdraw their exercise of any Put rights hereunder, notwithstanding delivery of a Put Notice, at any time on or prior to the tenth Business Day after the determination of the Put Price applicable to such exercise of such rights.

            Promptly following the expiration of any Participation Period (or upon delivery of a Put Notice, if there is only one Warrant Holder at the time of such delivery), the Put Price shall be determined as of the date of the Put Notice. Within thirty (30) Business Days following such determination, the Issuer shall purchase, and the Warrant Holders who are participating in the Put shall sell, the Warrant Stock specified in the Put Notice and all Participation Notices at a mutually agreeable time and place (the "Put Closing").

            Any obligations on the part of the Issuer to pay the Put Price shall be subject to the Issuer's obligations to comply with the covenants set forth in its agreements with the holders of its Senior Indebtedness (including any limitations on dividends or distributions by Subsidiaries) and payment of any Put Price payable may be deferred in order to maintain the Issuer's compliance with such covenants but shall, in any event, be paid as soon as permissible. The Issuer shall, at the Holder's request, use reasonable efforts to obtain the consent of the holders of its Senior Indebtedness or to refinance its obligations under the Senior Indebtedness in order to be permitted, and to obtain the necessary financing, to satisfy its obligations under this Section 5. If the Issuer shall not be permitted, or shall not have funds legally available in the amount necessary, to purchase all shares of Warrant Stock with respect to which the Put has been exercised, then the Warrant Stock with respect to which the Warrant Holders have exercised the Put shall be repurchased on a pro rata basis, to the extent permissible, in accordance with the amount of Warrant Stock then held by each Warrant Holder; provided, however, that any Warrant Holder who is not able to include the full amount of Warrant Stock requested to be included in the Put shall have the right, at any time prior to the later of
     (x) five (5) Business Days following notice to such Warrant Holder of the amount of Warrant Stock it will be able to include and (y) five (5) Business Days prior to the Put Closing, to withdraw its exercise of Put rights with respect to all or part of the Warrant Stock as to which such Put rights were exercised. Unless so withdrawn, any Put not satisfied in full pursuant to the terms of this Section 5 shall remain an obligation of the Issuer until such time as such satisfaction shall have occurred.

            At the Put Closing, the Holder shall, if it is participating in the Put, deliver to the Issuer such Holder's Warrant Stock to the extent subject to the Put and the Issuer shall deliver to such Holder an amount equal to the aggregate Put Price for all such Warrant Stock (less, in the case of the repurchase of this Warrant, the aggregate Exercise Price payable hereunder), by cashier's or certified check of a creditworthy bank (reasonably acceptable to the Holder) payable to such Holder or, at the option of the Holder, by wire transfer of immediately available funds to an account designated by such Holder. In addition, if applicable, at the Put Closing, the Issuer shall deliver to the Holder a new Warrant representing the rights to subscribe for and purchase any remaining Warrant Stock.

            Except pursuant to any Rollover Options (as such term is defined in the Agreement and Plan of Merger) or options granted under any Management Stock Option Plan (as such terms defined in the Stockholders Agreement), the Issuer shall not grant any other rights to holders of its capital stock similar to the Put that are exercisable prior to the time at which the Put may be exercised or that are not expressly subordinated, in form and substance reasonably acceptable to the Holder, to the rights of the Warrant Holders pursuant to the Put. Except as otherwise contemplated by this
     Section 5, the Issuer shall not (and shall not permit any subsidiary to) enter into any contract or other consensual arrangement that by its terms restricts the Issuer's ability to fulfill its obligations regarding the Put.

     Miscellaneous.

            Office of Issuer. So long as this Warrant remains outstanding, the Issuer shall maintain an office in the continental United States where the Warrants may be presented for exercise, transfer, division or combination as provided in this Warrant. Such office shall be at 14 Corporate Woods, 8717 West 110th Street, Suite 300, Overland Park, KS 66210, unless and until the Issuer shall designate and maintain some other office for such purposes and give notice thereof to the Holder.

            Notices Generally. Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with the provisions of
     Section 7.5 of the Purchase Agreement.

            Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws rules. The Issuer agrees that it may be served with process in the State of New York and any action for breach of this Warrant may be prosecuted against it in the courts of such State or any Federal court located in such State.

            Limitation of Liability. Except as otherwise provided herein, this Warrant does not entitle the Holder to any voting rights or other rights of a shareholder of the Issuer, as a shareholder. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Class A Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Issuer, whether such liability is asserted by the Issuer, by any creditor of the Issuer or any other Person.

            Loss or Destruction of Warrant. Upon receipt by the Issuer of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction), if requested by the Issuer, of reasonably satisfactory indemnification (if the Holder is a financial institution or an Affiliate thereof, its own agreement being satisfactory), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Issuer shall, without charge, execute and deliver a new Warrant exercisable for the same amount of Warrant Stock.

            Amendments and Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Issuer and the Majority Holders (provided than no amendment that treats a particular Holder in a non-ratable, discriminatory fashion shall be effective against such Holder without its consent) and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                                   * * * * *

         IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed by its duly authorized officers and the Warrant to be dated as of the date first set forth above.


                                    LPA HOLDING CORP.



                                    By:
                                       -----------------------------------------
                                        James Kahl
                                        Chief Executive Officer and President

                                                              ANNEX A TO WARRANT

                            FORM OF EXERCISE NOTICE

         (To be executed by the registered holder hereof)

         The undersigned registered owner of this Warrant exercises this Warrant for the purchase of ________ shares of Class A Common Stock of LPA Holding Corp., a Delaware corporation, and herewith makes payment therefor of $__________ (such payment being made [check one] (x) [ ] in cash or by certified or official bank check or (y) [ ] by acceptance of a reduced number of shares of Class A Common Stock upon cancellation of this Warrant as provided in Section 2(b) of this Warrant, all on the terms and conditions specified in this Warrant, and requests that certificates and/or other instruments covering such shares of Class A Common Stock be issued in accordance with the instructions given below and if such shares of Class A Common Stock shall not include all of the shares of Class A Common Stock to which the Holder is entitled under this Warrant, that a new Warrant for the unpurchased balance of the shares of Class A Common Stock issuable hereunder be delivered to the undersigned. References in this Exercise Notice to "Class A Common Stock" shall include other securities or other property to the extent included in Warrant Stock.

         The undersigned agrees that the shares to be issued upon exercise of this Warrant may not be offered, sold, assigned, pledged, hypothecated or otherwise transferred or disposed of except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, and applicable provisions of state securities laws.

[This Exercise Notice is being delivered contingent upon the consummation of [describe transaction] as contemplated by Section 2(d) of this Warrant].*
Dated:
      ---------------------

                                             ----------------------------------
                                             (Signature of Registered Holder)**
Instructions for issuance and
registration of shares of
Class A Common Stock:

-----------------------------             Social Security or Other
Name of Registered Holder                 Identifying Number:
(please print)                                               -------------------




-----------------------------
*    Include if applicable.

** The signature must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration.

Please deliver certificate to
the following address:

--------------------------------------
Street

--------------------------------------
City, State and Zip Code

                                                              ANNEX B TO WARRANT

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder hereof)

         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Class A Common Stock covered thereby set forth below to:


                                                                     Number of
                                                                     Shares of
Class A
Name of Assignee                       Address                       Common
Stock




and hereby irrevocably constitutes and appoints _______________ as agent and attorney-in-fact to transfer such portion of said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

         References in this Exercise Notice to "Class A Common Stock" shall include other securities or other property to the extent included in Warrant Stock.


Dated:
      -----------------------------

                                           -------------------------------------
                                           (Signature of Registered Holder)*





-------------------------
* The signature must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration.

                                                --------------------------------
                                                Name of Registered Holder
                                                (Please Print)